SECURITIES AND EXCHANGE COMMISSION


                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT




                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported) March 8, 1997


                                BALL CORPORATION
           -----------------------------------------------------------
             (Exact name of registrant as specified in its charter)


                                     Indiana
           -----------------------------------------------------------
                 (State or other jurisdiction of incorporation)


               1-7349                              35-0160610
    --------------------------------  ---------------------------------------
        (Commission File Number)         (IRS Employer Identification No.)



                345 South High Street, Muncie, Indiana 47305-2326
               ----------------------------------------------------
               (Address of principal executive office) (Zip Code)



Registrant's telephone number, including area code:  (317) 747-6100



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                                Ball Corporation
                           Current Report on Form 8-K
                              Dated March 20, 1997



Item 5.  Other Events.

Ball Corporation has completed an offering for the publicly held shares of M.C. Packaging Limited of Hong Kong. Ball, through its 95-percent owned Hong Kong subsidiary, FTB Packaging Ltd., has tendered for and acquired via the tender and open-market purchases more than 90 percent of MCP's publicly held stock as of March 8, 1997.

Ball Corporation now has ownership interests in 20 plants in China and Hong Kong. Total sales of FTB, MCP and their equity affiliates combined are approximately $500 million. Together, FTB and MCP accounted for approximately 50 percent of two-piece beverage can shipments in China and Hong Kong, and have annual production capacity of approximately seven billion packaging units.

Beverage can consumption in China, a nation of 1.2 billion people, is estimated today at between six and seven billion cans. By contrast, the United States, with a population of only one-fifth that of China, consumes nearly 100 billion beverage cans annually.

In addition to manufacturing two-piece aluminum beverage cans in China, FTB and MCP make three-piece beverage and food cans, ends for two-piece and three-piece cans, aerosol cans, plastic bottles and closures and other plastic products such as plastic caps. MCP also is the largest decorator of metal sheet in China. The companies employ approximately 4,800 people.

Ball previously acquired a controlling interest in M.C. Packaging in January of this year from Lam Soon (Hong Kong) Limited for HK$2.80 per share. That acquisition, combined with the results of the public offering, means Ball, through FTB, will own, directly and indirectly, approximately 75 percent of MCP.

Ball, through FTB, will now make a compulsory acquisition of the remaining shares that were subject to the public offering, and will ask the Stock Exchange of Hong Kong to delist the MCP shares.

Item 7.  Financial Statements and Exhibits


The following is filed as an Exhibit to this report.

Exhibit Number 99

Description

Ball Completes Largest International Acquisition in Company History

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                                Ball Corporation
                           Current Report on Form 8-K
                              Dated March 20, 1997


                                    SIGNATURE



Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                BALL CORPORATION
                                  (Registrant)



Date:  March 20, 1997                        By:  /s/ A. R. Schlesinger
                                                  ---------------------
                                                  A. R. Schlesinger
                                                  Vice President and Controller




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                                Ball Corporation
                           Current Report on Form 8-K
                              Dated March 20, 1997

                                  EXHIBIT INDEX


Exhibit    Description

EX-99   Text of a press release disseminated by the registranton March 12, 1997.

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